The Lincoln National Life Insurance Company

Lincoln Life Flexible Premium Variable Life Account JF-C

of The Lincoln National Life Insurance Company

Supplement to Prospectus
for

Lincoln Ensemble SVUL Variable Universal Life Insurance Policy

May 1, 2009

The Board of Trustees of Lincoln Variable Insurance Products Trust approved, subject to the approval of shareholders at a meeting to be held on May 28, 2009, a merger of the underlying fund portfolio listed below (the “Merger”) in which the corresponding sub-account of Lincoln Life Flexible Premium Variable Life Account JF-C available to you currently invests.

SUB-ACCOUNT	CURRENT UNDERLYING FUND	NEW UNDERLYING FUND (IF MERGER IS APPROVED)
LVIP Delaware Managed	LVIP Delaware Managed Fund	LVIP Delaware Foundation Conservative Allocation Fund

If the merger is approved, it is expected that it will take several weeks for the name of the sub-account to be changed on statements and other reports and correspondence you will receive from us.

The following is substituted in its entirety for the section of the Prospectus headed “The Company”:

The Lincoln National Life Insurance Company (Lincoln Life, the Company, we, us, our) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death Benefit Proceeds and Rider benefits to the extent those proceeds and benefits exceed the then current accumulation value of your policy are backed by the claims-paying ability of Lincoln Life.

Our claims paying ability is rated from time to time by various rating agencies. Information with respect to our current ratings is available at our website noted below under “How to Obtain More Information.” Those ratings do not apply to the Separate Account, but reflect the opinion of the rating agency companies as to our relative financial strength and ability to meet contractual obligations to our policy owners. Ratings can and do change from time to time. Additional information about ratings is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

On April 3, 2006, Jefferson-Pilot Corporation (“Jefferson-Pilot”), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company (“JPLife”), one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. On July 2, 2007, Jefferson Pilot Financial Insurance Company (“JPFIC”), also one of the life insurance companies which became an indirect subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of Lincoln Life’s merger with JPLife and JPFIC, the assets and liabilities of JPLife and JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became obligations of Lincoln Life. Lincoln Life’s obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.  Prior to the merger of JPFIC into and with Lincoln Life, JPFIC was a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. At the time it was acquired by Jefferson-Pilot on April 30, 1997, JPFIC was known as Chubb Life Insurance Company of America. On May 1, 1998, Chubb Life changed its name to JPFIC, and in June 2000, JPFIC redomesticated to Nebraska. As a result of the merger, the combined company is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance.

The Policy, originally issued by JPFIC, will continue to be administered at the Service Office at One Granite Place, Concord, New Hampshire 03301; the telephone number will remain 800-258-3648.

At December 31, 2008 the Company and its subsidiaries had total assets of approximately $148.9 billion and had $403.4 billion of insurance in force, while total assets of Lincoln National Corporation were $163.1 billion.

We write individual life insurance and annuities, which are subject to Indiana law governing insurance.

Our general assets include all assets other than those held in separate accounts which we sponsor. We will invest the assets of the General Account in accordance with applicable law. Additional information concerning laws and regulations applicable to the investment of the assets of the General Account is included in the Statement of Additional Information.

As an insurance company, we are required by state insurance regulations to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of reserves, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

HOW TO OBTAIN MORE INFORMATION. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, please write to us at: PO Box 515, Concord, NH 03302-0515, or call 1-800-453-8588; option 5 for customer service. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements, any unaudited statutory financial statements that may be available as well as ratings information by visiting our website at www.lincolnfinancial.com.

If the Merger is approved, the following changes are made in the table headed “Portfolio Choices”:

•                  The section of the Portfolio Choices table headed “HYBRID” is deleted

•                  The following is added to the section of the Portfolio Choices table headed “ASSET ALLOCATION”

Portfolio Name	Objective	Manager
LVIP Delaware Foundation Conservative Allocation Fund	Seeks a combination of current income and preservation of capital with capital appreciation.	DMC

Please retain this Prospectus Supplement for future reference.

333-144270

The Lincoln National Life Insurance Company

Lincoln Life Flexible Premium Variable Life Account JF-C

of The Lincoln National Life Insurance Company

Supplement to Statement of Additional Information
for

Lincoln Ensemble SVUL Variable Universal Life Insurance Policy

May 1, 2009

The following is added immediately preceeding the section headed “More Information About the Policy”.

Capital Markets and Financial Ratings.

Beginning in 2008 and continuing as of this writing, the capital and credit markets have experienced an unusually high degree of volatility.  As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired.  During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.  In any particular year, our capital may increase or decrease depending on a variety of factors —the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Nationally recognized rating agencies rate our financial strength as an insurance company.  The ratings do not imply approval of the product and do not refer to the performance of the product, including underlying investment options, if any. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically.  Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained.  In late September and early October of 2008, A.M. Best, Fitch, Moody’s and S&P each revised their outlook for the U.S. life insurance sector from stable to negative.  Our financial strength ratings, which are intended to measure our ability to meet policyholder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.

033-77496